UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2005
__________________________________________________
Date of Report (Date of earliest event reported)

EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-29803
 (Commission File Number)

88-0407078
(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500
Las Vegas, Nevada
(Address of principal executive offices)

89109
(Zip Code)

(702) 296-8034
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

On February 9, 2005, the board of directors of EYI Industries, Inc. ("EYI"), approved an amendment to EYI's bylaws to: (i) amend Article VI, Section 6.4 to remove restrictions on the forms of consideration acceptable for the issuance of shares of EYI; and (ii) to amend
Article II, Section 2.10 to decrease quorum for the transaction of business at stockholders meetings from fifty one percent (51%) to twenty (20%) percent. A copy of the amendment is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1 Amended Bylaws of EYI Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES, INC.
Date: March 10, 2005

By: /s/ Dori O'Neill
Dori O'Neill
Executive Vice President,
Secretary and Treasurer